SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 27, 2007

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Series Supplement, dated as of April 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA3)

                            Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                 333-140610-02               51-0368240
------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
    OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.
        ------------

On April 27, 2007, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA3, pursuant to a Series Supplement, dated as of April 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.


ITEM 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

ITEM 9.01(D)   EXHIBITS.

        Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1 Series Supplement, dated as of April 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding
        Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

10.3 SB-AM Swap Confirmation, dated as of April 27, 2007, between Deutsche Bank Trust Company Americas, as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA3 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and Deutsche Bank Trust Company Americas, as Supplemental Trust Trustee for the benefit of RALI Series 2007-QA3 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

10.4 Certificate Swap Confirmation, including Credit Support Annex, dated as of April 27, 2007, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA3, and HSBC Bank USA, National Association.

10.5 Class A-1 Swap Confirmation, including the Credit Support Annex, dated as of April 27, 2007, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA3, and Deutsche Bank AG, New York Branch.

99.1    Mortgage Loan Schedule.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.


                                   By:/s/ Tim Jacobson
                                      ----------------------------------------
                                      Name:   Tim Jacobson
                                      Title:  Vice President


Dated: May 11, 2007

EXHIBIT 10.1

Series Supplement, dated as of April 1, 2007, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 10.3

SB-AM Swap Confirmation, dated as of April 27, 2007, between Deutsche Bank Trust Company Americas, as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA3 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and Deutsche Bank Trust Company Americas, as Supplemental Trust Trustee for the benefit of RALI Series 2007-QA3 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

EXHIBIT 10.4

Certificate Swap Confirmation, including the Credit Support Annex, dated as of the April 27, 2007, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA3, and HSBC Bank USA, National Association.

EXHIBIT 10.5

Class A-1 Swap Confirmation, including the Credit Support Annex, dated as of April 27, 2007, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2007-QA3, and Deutsche Bank AG, New York Branch.

EXHIBIT 99.1

Mortgage Loan Schedule